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                   SUPPLEMENT TO THE COMMON CLASS PROSPECTUS

                        CREDIT SUISSE JAPAN GROWTH FUND

The following information supersedes certain information in the fund's
Prospectus.

Effective September 16, 2002, the Credit Suisse Japan Growth Fund will modify its existing redemption fee (short-term trading fee), imposing a 2.00% redemption fee on Common Class shares that are purchased on or after September 16th and redeemed or exchanged within 30 days from the date of purchase. This reduces the holding period required to avoid a redemption fee from 6 months to 30 days from the date of purchase.

Dated: July 11, 2002                                               WPJPN-16-0702